UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 12, 2024

COMSCORE, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438–2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SCOR	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

At an annual meeting of stockholders of comScore, Inc. (the "Company") held on June 12, 2024 (the "Annual Meeting"), the Company's stockholders adopted an amendment to the Certificate of Designations of the Company's Series B Convertible Preferred Stock, par value $0.001 per share ("Series B Preferred Stock"), to clarify that the price thresholds in Sections 4(c)(i)(a), (b) and (c) of the Certificate of Designations shall be adjusted as appropriate to give effect to the reverse stock split effectuated by the Company on December 20, 2023. The disclosure set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, the Board of Directors (the "Board") of the Company previously approved, subject to stockholder approval, an amendment to the comScore, Inc. Amended and Restated 2018 Equity and Incentive Compensation Plan (the "Plan") to increase the number of shares of Company common stock available for grant under the Plan by 900,000. The Company's stockholders approved the amendment at the Annual Meeting, and the amendment became effective on June 12, 2024. A detailed description of the material terms of the Plan, as amended, appears under the caption "Proposal No. 5– Approval of an Amendment to the comScore, Inc. 2018 Equity and Incentive Compensation Plan (as Amended and Restated Effective as of July 9, 2020)" in the Company's proxy statement filed with the Securities and Exchange Commission on April 29, 2024, which description is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 17, 2024, the Company filed a Certificate of Amendment to the Certificate of Designations of the Series B Preferred Stock (the "COD Certificate of Amendment") with the Secretary of State of the State of Delaware. The COD Certificate of Amendment became effective with the Secretary of State upon filing. As previously disclosed, the COD Certificate of Amendment clarifies that the price thresholds in Sections 4(c)(i)(a), (b) and (c) of the Certificate of Designations shall be adjusted as appropriate to give effect to the reverse stock split effectuated by the Company on December 20, 2023.

The foregoing summary of the COD Certificate of Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the COD Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 12, 2024. The final results of voting on the proposals submitted to a vote of the Company's stockholders at the Annual Meeting are set forth below. These results include votes cast by holders of the Company's common stock and Series B Preferred Stock on an as-converted basis, as well as votes cast by holders of the Series B Preferred Stock as a separate class on Proposal No. 6.

Proposal No. 1

Four Class II directors were elected to serve for terms expiring at the Company's 2027 annual meeting of stockholders, to hold office until their respective successors have been duly elected and qualified. The election results were as follows:

Nominee (1)	For	Withheld	Broker Non-Votes
Jon Carpenter	6,538,342	115,127	867,648
Leslie Gillin (2)	5,956,572	696,897	867,648
Bill Livek	6,498,030	155,439	867,648
Matt McLaughlin	6,535,725	117,744	867,648

(1) The election results for each nominee reflect neutral voting by holders of the Series B Preferred Stock, as required by the Stockholders Agreement, dated March 10, 2021, by and among the Company and such holders and described in the Company's proxy statement filed with the Securities and Exchange Commission on April 29, 2024. The Company's incumbent directors standing for election received, on average, over 95% support from holders of the Company's common stock voted at the meeting.

(2) Voting results for Ms. Gillin (at 90% support) were impacted by an institutional investor's policies that prescribed voting against all Compensation Committee members based on opposition to the Company's equity plan proposal, as described above.

Proposal No. 2

The compensation of the Company's named executive officers was approved, on a non-binding advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
5,980,447	100,838	572,184	867,648

Proposal No. 3

The recommendation to hold an advisory vote on executive compensation every year was approved, on a non-binding advisory basis, as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
6,004,082	22,044	57,889	569,454	867,648

In light of the results of the advisory vote on Proposal No. 3, the Board determined that the Company will hold a stockholder vote on executive compensation every year until the next required advisory vote on the frequency of stockholder votes on executive compensation.

Proposal No. 4

The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified as follows:

For	Against	Abstain	Broker Non-Votes
6,894,089	51,192	575,836	0

Proposal No. 5

The amendment to the Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
5,544,262	442,620	666,587	867,648

Proposal No. 6

The amendment to the Certificate of Designations of the Series B Preferred Stock was adopted by holders of the Company's common stock and Series B Preferred Stock voting on an as-converted basis as follows:

For	Against	Abstain	Broker Non-Votes
6,007,041	37,576	608,852	867,648

The amendment to the Certificate of Designations of the Series B Preferred Stock was adopted by holders of the Series B Preferred Stock voting as a separate class as follows:

For	Against	Abstain	Broker Non-Votes
82,527,609	0	0	0

Item 8.01 Other Events.

On June 12, 2024, at the initiative of the Chairman of the Board, Nana Banerjee, the Board determined to reduce the annual cash retainer for Dr. Banerjee's service as Chairman by 50% for the upcoming compensation term, which begins on July 1, 2024. The annual retainer will be reduced from $150,000 per year to $75,000 per year. Dr. Banerjee recommended the reduction in furtherance of the Company's previously announced efforts to improve cost efficiency and align resources with strategic priorities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Designations of Series B Convertible Preferred Stock, par value $0.001, of comScore, Inc.

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Mary Margaret Curry
Mary Margaret Curry
Chief Financial Officer and Treasurer
Date: June 18, 2024